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                                                                    EXHIBIT 99.2


   STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, Warren D. Edwards, Executive Vice President, Chief Financial Officer of Affiliated Computer Services, Inc. ("ACS"), state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of ACS, and, except as corrected or supplemented in a subsequent covered report:

         a. no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         b. no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the ACS' audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         a. Annual Report on Form 10-K filed with the Commission for the ACS for the fiscal year ending June 30, 2002, and

         b.       Any amendments to any of the foregoing.

                                                    /s/ Warren D. Edwards
                                             -----------------------------------
                                             Warren D. Edwards,
                                             Executive Vice President and Chief
                                             Financial Officer, Affiliated
                                             Computer Services, Inc.

Subscribed and sworn to
before me this 18th day of
September 2002.

         /s/ Cathie Nolen
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Notary Public
My Commission Expires: January 24, 2006